United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

690 Taylor Road, Suite 210 Gahanna, OH 43230

(Address of principal executive offices) (Zip code)

Foreside Management Services, LLC, 690 Taylor Road, Suite 210 Gahanna, OH 43230

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 247-9780

Date of fiscal year end:  10/31

Date of reporting period:   10/31/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Managed By: Austin Atlantic Asset Management Company ANNUAL REPORT October 31, 2016

2016 SHAREHOLDER LETTER

The Asset Management Fund (“AMF” and each series, a “Fund”) family of no load institutional mutual funds is pleased to present to shareholders the 2016 Annual Report.

Even though this letter focuses on the fiscal year of the Trust – which ended October 31 – we ask that readers will indulge us as we include the political events of November 2016 in our analysis. This year’s political campaign and election results are so tightly intertwined with fundamental economic issues that we feel we would be remiss if we didn’t offer up a few thoughts throughout this letter. We’ll do our best to keep the commentary forward-looking and focused on factors which influence our investment decision-making.

First, just a little market review. The S&P 500 continued its string of positive years, riding out a bumpy January to return 4.5% through October 31, 2016. Interest rates were mixed: short term rates rose, while long term rates, including mortgage rates, fell. Commodity prices – as a group – were quite benign, including oil. Gold, which had declined by 34% over the past three years, rose about 12%.

Last year, we noted that, while the Fed was likely to start tightening in 2016, we characterized the environment as more like “less accommodative” than “tightening”. While that was a pretty accurate statement – particularly since the Fed tightened once and only for 25 basis points - we expect that the Fed will be more aggressive in 2017. While the futures market is only pricing in 25-50 bps of rate hikes through October 2017, we expect that the correct number is somewhat higher. Even if Fed Funds increases to 1.50% this year, that still leaves it below real GDP, which is a rate structure more typical to an environment in which the Fed is easing policy. So we don’t think that we need any additional economic catalysts to get the Fed moving; even if inflation, economic growth and/or unemployment hover at current levels, it behooves the Fed to move policy rates towards a more neutral stance. Of course, a sudden surge in inflation – which we don’t see as likely – would force the Fed’s hand and drive them into the camp of true monetary tightening.

The more unpredictable policy tool is – for the first time in many years – fiscal policy. A republican-controlled federal government will undoubtedly have their policy disagreements, but commonality of strategy and a significant pent-up desire to act will lead to pro-growth and job stimulating initiatives. The positive economic impact of tax cuts, increased infrastructure spending, and lightened government regulation are likely to be consequential. On the other hand, trade policy is a wildcard. The exact mix of these policies is difficult to envision, which means that the timing and scale of their impact on job creation and corporate profitability is also a wildcard.

So a less accommodative Fed will guide interest rates higher, and a stronger economy will benefit corporate profits. How will stock prices react? Price-earnings multiples are above long term averages, so while corporate revenues and earnings should accelerate, equity price performance may be muted by higher interest rates.

We closed last year’s letter with a forecast for a fairly benign macro-economic environment; this year, we aren’t as sanguine. The U.S. economy looks like its moving towards normalcy after an eight year financial crisis hangover, but the new federal government will feel compelled to act and provide fresh fiscal stimulus. It feels a little like 30 minutes past midnight on New Year’s Eve and someone just walked into the party with a fresh case of champagne. As usual, the Fed will be the adults in the room, and they be forced to temper an economy that may just be overheating. Nonetheless our investment Funds will continue to focus on liquid securities from high quality credits. The yield on our government mortgage fixed income Fund will continue to track short term interest rates, providing a cushion if the Fed moves more aggressively. And our equity Fund, which has had a tremendous year, will continue to seek out attractive risk-adjusted investments for our shareholders.

As always, we are grateful for your continuing support and continue to seek the best investment strategies for achieving our shareholders’ investment objectives.

Sean Kelleher	David Holland
President	Chairman
Austin Atlantic Asset Management Company	Asset Management Fund

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the AMF Funds are not FDIC insured, may lose value and have no bank guarantee.

ULTRA SHORT MORTGAGE FUND REVIEW
October 31, 2016

The major capital markets news that impacted the Ultra Short Mortgage Fund was the rapid flattening of the yield curve. For purposes of our strategy, we focus on 12 month Libor as our short term rate and the 30 year conforming mortgage rate for the long term rate. While higher short term interest rates increase the overall yield of the Fund - since many of the mortgages held by the Fund are indexed to 12 month Libor – it also increases the mortgage payment to the underlying mortgage borrowers. In many cases, the actual mortgage rate is calculated as the index – which stood at 1.575% at year-end – plus a spread, which is approximately 1.75%. This means that the average note rate paid by borrowers is 3.323%. Meanwhile, longer term interest rates in the U.S. were held down by very low (and in some cases negative) interest rates in the G-7 economies. German 10-year government bond yields averaged 0.18% for 2016; in Japan, they averaged negative 1 basis point. As a result, conforming 30 year mortgage rates, which averaged 3.53% in late 2015, fell to as low as 2.81% in the summer of 2016 as global fixed income investors searched for high quality yield.

But this also allows the mortgagors holding the loans in our Fund a rare opportunity to refinance their adjustable-rate loan and lock-in a fixed rate mortgage rate that is almost as low as their floating rate. These borrowers have watched their loan payment increase since early 2015, when Libor rates first started trending higher, are now locking in a comparable fixed rate loan.

At the same time, many of the mortgagors in the Fund are of low to moderate credit standards. While their loans are guaranteed by GNMA, FNMA, or FHLMC, these mortgagors tend to have limited refinancing options because of these credit issues. In addition, credit terms for new mortgages remain quite tight. Nonetheless, many of these borrowers have adequate credit and, after several years of rising home prices, enough equity in their homes to qualify for a refinancing. This was especially true for our pools backed by FNMA and FHLMC ARMS; at the same time, our pools backed by re-performing loans (which are generally amongst the weakest credits in the market) remained quite low.

The result is that, while our distribution yields are the highest they have been since 2011, faster principal prepayments have eaten into some of that yield. For example, the Fund averaged a 9% prepayment rate in 2014 and 2015. In 2016, that rate increased to approximately 16%, which negatively impacted the Fund by approximately 60 bps. We expect that, while higher rates are here to stay, resulting in higher dividend yields, higher prepayments are likely to fade as interest rates move higher and the yield curve steepens.

Our investment strategy remains consistent: we look for higher coupon government and government agency MBS that we believe will prepay more slowly than market consensus. This allows the Fund to generate attractive yields, and the higher coupon securities tend to have less interest rate risk than lower coupon securities. We evaluate potential acquisitions based on a number of factors but many of the opportunities we uncover are due to the highly rigid and regulated nature of today’s mortgage finance industry. For example, the government monopoly in mortgage underwriting standards has resulted in significantly higher guaranty fees for the average borrower, which directly raises the cost of refinancing.

We thank all of our shareholders for allowing us to assist them with their investment needs, and look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the AMF Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ULTRA SHORT MORTGAGE FUND REVIEW
October 31, 2016

Ultra Short Mortgage Fund

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

The following graph shows that an investment of $10,000 in the Fund on October 31, 2006, would have been worth $9,755 on October 31,2016, assuming all dividends and distributions had been reinvested. A similar investment in the Bloomberg Barclays 6 Month T-Bill Bellwethers Index, over the same period, would have been worth $11,367.

Gross Expense Ratio
1.15%

The gross expense ratio above is from the Fund’s prospectus dated March 1, 2016. Additional information pertaining to the Fund’s expense ratios as of October 31, 2016, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2016*

	One	Five	Ten
	Year	Year	Year

Ultra Short Mortgage Fund(1)	-0.22%	0.94%	-0.25%
Bloomberg Barclays 6 Month
T-Bill Bellwethers Index	0.65%	0.27%	1.26%

*	Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The Bloomberg Barclays 6 Month T-Bill Bellwethers Index does not include a reduction in total return for expenses.
(1)	During the fiscal year ended October, 31, 2013, the Ultra Short Mortgage Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the Five Year and Ten Year returns would have been lower.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Bloomberg Barclays 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The index represents unmanaged groups of bonds that differ from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

LARGE CAP EQUITY FUND REVIEW
October 31, 2016

For the year ending October 31, 2016, Class AMF of the Large Cap Equity Fund earned 7.06% return for shareholders. Total returns for the Morningstar Large Cap Blend Fund Category and the Fund’s benchmark index (the S&P 500) were 4.36% and 4.51%, respectively. Total return assumes the reinvestment of all capital gains and dividends and the deduction of all applicable fund expenses and fees. Individual security performance, relative market sector weightings, cash balances in the Fund, and fund expenses are the primary drivers of the Fund’s relative investment performance to its peers and its index.

While the Large Cap Equity Fund is one of the oldest mutual funds in the country, tracing its track record back to 1953, the investment process of the fund reflects our best thinking and the latest tools and techniques for equity portfolio management. So while the Fund’s new investment management team brings a new investment process to the Fund, their insights reflect years of deep experience rooted both in academic research and the practical applications of these tools. Our blended fundamental/quantitative investment process focuses on analyzing each of these companies to source attractively priced investments relative to their ability to grow earnings and dividends. The scalability of the process allows the investment team to analyze the full set of eligible companies.

We believe that this process reflects the optimal approach to large cap equity investing. As such, our ability to “cast a wider net” has naturally resulted in a substantial restructuring of the Fund’s holdings this year. However, even after these changes, the Fund still reflects a portfolio of companies with an above-average dividend yield, strong earnings growth, and above-average market caps. The Fund’s top five holdings are all brand names: Microsoft, Berkshire Hathaway, PepsiCo, Altria, and Exxon Mobil. And while this rebalancing results in a larger capital gains tax bill for shareholders this year (due to the fact that many of the Fund’s holdings have been held for many years), the strong performance of the Fund due to this rebalancing is also quite evident.

For example, it is rare for the Fund to nominally outperform its index in a rallying market. Because of our focus on large cap stocks, the Fund tends to be less volatile than the broader markets, which historically has resulted in outperformance in a declining equity market and underperformance in a rising equity market. With the new team and process in place, 2016 has been the outlier; as described above, as the broad markets rose throughout the year, the Fund has solidly outperformed both the S&P 500 Index and the Morningstar peer group. And this outperformance has not come with higher volatility; the Fund continues to be less volatile than the broader markets and has been particularly resilient when equity markets were declining.

In summary, the investment philosophy and investment objectives of the Fund have not changed. The new process allows portfolio management to source a broader opportunity set and more objectively analyze the relevant investment variables that drive performance. We sincerely thank the shareholders of the Fund for their patience and trust as we re-position the Fund, and look forward to serving your investment needs in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the AMF Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

LARGE CAP EQUITY FUND REVIEW
October 31, 2016

Large Cap Equity Fund

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

The following graph shows that an investment of $10,000 in Class AMF of the Fund on October 31, 2006, would have been worth $17,398 on October 31, 2016, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have been worth $19,129.

Gross Expense Ratio
Class AMF 1.35%
Class H 1.10%

The gross expense ratio above is from the Fund’s prospectus dated March 1, 2016. Additional information pertaining to the Fund’s expense ratios as of October 31, 2016, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2016*

	One	Five	Ten	Since
	Year	Year	Year	Inception
Class AMF(1)	7.06%	10.67%	5.69%	10.27%
Class H(2)	7.23%	10.85%	N/A	13.75%
S&P 500	4.51%	13.57%	6.70%	16.56%(3)

*	Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 does not include a reduction in total return for expenses.

(1)	Class AMF of the Fund commenced operations on June 30, 1953.
(2)	Class H of the Fund commenced operations on February 20, 2009.

(3)	Return presented is for the period from February 20, 2009 to October 31, 2016.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. Each of these indices differ from the composition of the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2016

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	83.6%
1 Yr. Constant Maturity Treasury Based ARMS	25.6%
Fannie Mae Grantor Trust
3.88%		5/25/42	$5,444,331	$5,743,770
3.12%		8/25/43	7,404,006	7,580,444
Fannie Mae Whole Loan
4.07%		8/24/42	2,349,611	2,490,381
3.38%		8/25/42	5,229,978	5,709,348
2.96%		4/25/45	8,793,595	9,134,493
				30,658,436
12 Mo. London Interbank Offering Rate (LIBOR)	53.8%
Fannie Mae
2.89%		9/1/36	237,008	248,333
2.91%		6/1/37	11,376,462	12,049,869
2.76%		8/1/37	18,131,500	19,073,776
2.77%		9/1/38	14,661,119	15,402,693
2.95%		5/1/39	7,242,165	7,648,386
Freddie Mac
2.90%		5/1/39	9,587,395	10,094,654
				64,517,711
6 Mo. Certificate of Deposit Based ARMS	0.8%
Fannie Mae
1.89%		6/1/21	148,887	149,431
2.36%		12/1/24	615,799	628,995
Freddie Mac
2.75%		1/1/26	214,782	220,562
				998,988
SBA Pool Floaters	3.4%
Small Business Administration Pool
3.59%		10/25/38	3,687,386	4,077,530

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $99,396,188)				100,252,665
FIXED RATE MORTGAGE-RELATED SECURITIES	14.9%
15 Yr. Securities	0.0%
Fannie Mae
6.00%		7/1/17	5,937	6,007
6.00%		7/1/17	6,504	6,593
Freddie Mac
6.00%		6/1/17	10,305	10,408
				23,008
30 Yr. Securities	7.7%
Fannie Mae
5.00%		6/1/41	739,623	837,739
5.00%		6/1/41	940,322	1,065,061
5.00%		6/1/41	4,574,055	5,180,832
Freddie Mac
6.00%		6/16/37	1,870,873	2,072,571
				9,156,203

See notes to financial statements.

ASSET MANAGEMENT FUND

ULTRA SHORT MORTGAGE FUND (concluded)
SCHEDULE OF INVESTMENTS

October 31, 2016

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
Collateralized Mortgage Obligations	7.2%
Fannie Mae
5.00%		2/25/18	$277,945	$283,093
Government National Mortgage Association
1.35%		6/16/37	8,484,627	8,383,516
				8,666,609
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $17,829,055)				17,845,820

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES*	1.3%
Northern Institutional Treasury Portfolio, 0.25%		1,546,673	$1,546,673
TOTAL INVESTMENT COMPANIES
(Cost $1,546,673)			1,546,673
TOTAL INVESTMENTS
(Cost $118,771,916)	99.8%		119,645,158
NET OTHER ASSETS (LIABILITIES)	0.2%		249,861
NET ASSETS	100.0%		$119,895,019

*     The rates presented are the rates in effect at October 31, 2016.

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	91.1%
Automobiles & Components	0.8%
General Motors Co.		11,100	$350,759
Banks	7.3%
JPMorgan Chase & Co.		17,400	1,205,124
Wells Fargo & Co.		40,000	1,840,400
			3,045,524
Capital Goods	4.0%
The Boeing Co.		11,700	1,666,431
Consumer Durables & Apparel	0.9%
PVH Corp.		3,500	374,430
Consumer Services	3.7%
McDonald’s Corp.		14,000	1,575,980
Diversified Financials	8.6%
American Express Co.		18,600	1,235,412
Berkshire Hathaway, Inc.(a)		11	2,372,700
			3,608,112
Energy	6.7%
Exxon Mobil Corp.		22,000	1,833,040
Marathon Petroleum Corp.		16,500	719,235
Valero Energy Corp.		4,700	278,428
			2,830,703
Food Beverage & Tobacco	10.0%
Altria Group, Inc.		31,400	2,076,168
PepsiCo, Inc.		20,000	2,144,000
			4,220,168
Health Care Equipment & Services	4.8%
Cardinal Health, Inc.		2,600	178,594
UnitedHealth Group, Inc.		13,000	1,837,290
			2,015,884
Insurance.	1.4%
Cincinnati Financial Corp.		3,400	240,652
Everest Re Group Ltd.		1,700	345,984
			586,636
Materials	1.7%
LyondellBasell Industries NV		9,000	715,950
Media	1.0%
Comcast Corp.		7,000	432,740
Pharmaceuticals & Biotechnology	5.5%
Amgen, Inc.		7,200	1,016,352
Gilead Sciences, Inc.		4,000	294,520
Pfizer, Inc.		32,000	1,014,720
			2,325,592

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2016

	Percentage of Net Assets	Shares	Value
Retailing	4.2%
TJX Companies		24,000	$1,770,000
Software & Services	12.8%
Alphabet, Inc.(a)		2,450	1,984,255
eBay, Inc.(a)		4,900	139,699
Microsoft Corp.		54,000	3,235,680
			5,359,634
Technology Hardware & Equipment	5.4%
Juniper Networks, Inc.		85,500	2,252,070
Telecommunication Services	4.1%
AT&T, Inc.		46,300	1,703,377
Transportation	4.4%
United Parcel Service, Inc.		17,000	1,831,920
Utilities	3.8%
Ameren Corp.		25,000	1,248,750
Public Service Enterprise Group, Inc.		8,200	345,056
			1,593,806
TOTAL COMMON STOCKS
(Cost $28,084,677)			38,259,716
INVESTMENT COMPANIES*	8.9%
Northern Institutional Treasury Portfolio, 0.25%		3,733,605	3,733,605

TOTAL INVESTMENT COMPANIES
(Cost $3,733,605)			3,733,605

TOTAL INVESTMENTS
(Cost $31,818,282)	100.0%		41,993,321
NET OTHER ASSETS (LIABILITIES)	0.0%		(12,401)
NET ASSETS	100.0%		$41,980,920

*        The interest rate presented is the rate in effect at October 31, 2016.

(a)      Non-income producing security.

See notes to financial statements.

ASSET MANAGEMENT FUND

STATEMENTS OF ASSETS & LIABILITIES
October 31, 2016

	Ultra Short	Large Cap
	Mortgage Fund	Equity Fund
Assets
Investments, at cost	$118,771,916	$31,818,282
Investments, at fair value	$119,645,158	$41,993,321
Receivable for dividends and interest	320,687	28,835
Receivable for paydowns on mortgage-backed securities	247,974	—
Receivable for capital shares sold	—	5,750
Receivable from Adviser/Distributor	26,810	3,098
Other receivable	20,820	—
Total Assets	120,261,449	42,031,004
Liabilities
Income distribution payable	$138,130	$—
Investment advisory fees payable	46,401	23,045
Distribution fees payable	25,778	7,744
Unitary fees payable	56,121	19,295
Capital shares redeemed payable	100,000	—
Total Liabilities	366,430	50,084
Net Assets	$119,895,019	$41,980,920
Class I
Net assets	$119,895,019	$—
Shares of common stock outstanding	16,750,969	—
Net asset value per share	$7.16	$—
Class AMF
Net assets	$—	$36,667,834
Shares of common stock outstanding	—	3,544,776
Net asset value per share	$—	$10.34
Class H
Net assets	$—	$5,313,086
Shares of common stock outstanding	—	513,930
Net asset value per share	$—	$10.34
Net Assets
Paid in capital	$421,613,285	$21,946,423
Accumulated net investment income (loss)	36,479	(1)
Accumulated net realized gains (losses)	(302,627,987)	9,859,459
Unrealized appreciation (depreciation) on investments	873,242	10,175,039
Net assets	$119,895,019	$41,980,920

See notes to financial statements.

ASSET MANAGEMENT FUND
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

	Ultra Short	Large Cap
	Mortgage Fund	Equity Fund
INVESTMENT INCOME:
Interest income	$2,457,299	$—
Dividend income	11,860	1,053,730
Total investment income	2,469,159	1,053,730
Operating expenses:
Investment advisory	648,820	273,786
Distribution — Class AMF Shares	—	91,962
Distribution — Class I Shares	360,455	—
Unitary	747,360	218,872
Total expenses before fee reductions	1,756,635	584,620
Expenses reduced by Investment Advisor	(230,692)	—
Expenses reduced by Distributor	(144,180)	(36,784)
Net expenses	1,381,763	547,836
Net investment income	1,087,396	505,894
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	531,340	10,417,303
Change in unrealized appreciation (depreciation) on investments	(2,138,000)	(8,053,698)
Net realized and unrealized gains (losses) from investment activities	(1,606,660)	2,363,605
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(519,264)	$2,869,499

See notes to financial statements.

ASSET MANAGEMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Ultra Short Mortgage Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,087,396	$1,559,049
Net realized gains from investment transactions	531,340	424,204
Change in unrealized appreciation (depreciation) on investments	(2,138,000)	(1,383,835)
Change in net assets resulting
from operations	(519,264)	599,418
Dividends paid to stockholders:
From net investment income	(2,263,353)	(2,325,701)
Total dividends paid to stockholders	(2,263,353)	(2,325,701)
Capital Transactions:
Proceeds from sale of shares	19,481,854	19,788,314
Value of shares issued to stockholders in reinvestment of dividends	500,577	480,948
Cost of shares redeemed	(71,682,538)	(41,677,702)
Change in net assets from capital transactions	(51,700,107)	(21,408,440)
Change in net assets	(54,482,724)	(23,134,723)
Net Assets:
Beginning of year	174,377,743	197,512,466
End of year	$119,895,019	$174,377,743
Accumulated net investment income (losses)	$36,479	$25,762

See notes to financial statements.

ASSET MANAGEMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Large Cap Equity Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$505,894	$609,755
Net realized gains from investment transactions	10,417,303	7,988,003
Change in unrealized appreciation (depreciation) on investments	(8,053,698)	(8,736,446)
Change in net assets resulting from operations	2,869,499	(138,688)
Dividends paid to stockholders:
From net investment income:
Class AMF Stockholders	(446,355)	(532,830)
Class H Stockholders	(71,839)	(97,930)
From net realized gains:
Class AMF Shares	(2,362,365)	(2,807,875)
Class H Shares	(349,126)	(440,239)
Total dividends paid to stockholders	(3,229,685)	(3,878,874)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	598,431	562,460
Value of shares issued to stockholders in reinvestment of dividends	2,511,047	2,869,567
Cost of shares redeemed	(5,182,189)	(4,775,868)
Cost of in-kind shares redeemed	—	(10,998,735)
Class H Shares:
Proceeds from sale of shares	611,561	785,380
Value of shares issued to stockholders in reinvestment of dividends	6,596	7,357
Cost of shares redeemed	(1,781,351)	(499,231)
Change in net assets from capital transactions	(3,235,905)	(12,049,070)
Change in net assets	(3,596,091)	(16,066,632)
Net Assets:
Beginning of year	45,577,011	61,643,643
End of year	$41,980,920	$45,577,011
Accumulated net investment (losses)	$(1)	$(1)

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of year	$7.29	$7.36	$7.37	$7.36		$7.39
Income (Loss) from investment operations:
Net investment income	0.0439	0.0575	0.0722	0.0626		0.0906
Net realized and unrealized gains (losses) from investments	(0.0603)	(0.0339)	0.0225	0.0725		0.0163
Total from investment operations	(0.0164)	0.0236	0.0947	0.1351		0.1069
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.1136)	(0.0936)	(0.1047)	(0.1251)		(0.1369)
Change in net asset value	(0.13)	(0.07)	(0.01)	0.01		(0.03)
Net asset value, end of year	$7.16	$7.29	$7.36	$7.37		$7.36
Total return	(0.22)%	0.32%	1.30%	1.86%	*	1.46%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$119,895	$174,378	$197,512	$274,862		$394,390
Ratio of net expenses to average net assets	0.96%	0.92%	0.80%	0.79%		0.73%
Ratio of net investment income to average net assets	0.75%	0.85%	1.08%	0.99%		1.26%
Ratio of gross expenses to average net assets**	1.22%	1.18%	1.09%	1.12%		1.05%
Portfolio turnover rate	26%	22%	3%	30%		77%

*	During the fiscal year ended October 31, 2013, the Ultra Short Mortgage Fund received monies related to certain nonrecur-ring litigation settlements. If these monies were not received, the One Year return would have been (0.20)%.

**	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS AMF SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.43	$11.37	$11.10	$9.41	$8.53
Income (Loss) from investment operations:
Net investment income	0.12	0.13	0.13	0.11	0.12
Net realized and unrealized gains (losses) from investments	0.57	(0.20)	1.03	2.02	1.07
Total from investment operations	0.69	(0.07)	1.16	2.13	1.19
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.12)	(0.14)	(0.14)	(0.12)	(0.12)
From net realized gains	(0.66)	(0.73)	(0.75)	(0.32)	(0.19)
Total distributions	(0.78)	(0.87)	(0.89)	(0.44)	(0.31)
Change in net asset value	(0.09)	(0.94)	0.27	1.69	0.88
Net asset value, end of year	$10.34	$10.43	$11.37	$11.10	$9.41
Total return	7.06%	(0.87)%	10.90%	23.55%	14.16%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$36,668	$39,017	$54,780	$89,562	$82,373
Ratio of net expenses to average net assets	1.32%	1.28%	1.24%	1.22%	1.20%
Ratio of net investment income to average net assets	1.18%	1.22%	1.13%	1.11%	1.25%
Ratio of gross expenses to average net assets*	1.42%	1.38%	1.34%	1.32%	1.30%
Portfolio turnover rate	76%	9%	7%	5%	8%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND

LARGE CAP EQUITY FUND — CLASS H SHARES
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.43	$11.36	$11.10	$9.41	$8.53
Income (Loss) from investment operations:
Net investment income	0.15	0.14	0.13	0.13	0.13
Net realized and unrealized gains (losses) from investments	0.56	(0.19)	1.04	2.01	1.07
Total from investment operations	0.71	(0.05)	1.17	2.14	1.20
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.14)	(0.15)	(0.16)	(0.13)	(0.13)
From net realized gains	(0.66)	(0.73)	(0.75)	(0.32)	(0.19)
Total distributions	(0.80)	(0.88)	(0.91)	(0.45)	(0.32)
Change in net asset value	(0.09)	(0.93)	0.26	1.69	0.88
Net asset value, end of year	$10.34	$10.43	$11.36	$11.10	$9.41
Total return	7.23%	(0.62)%	10.99%	23.74%	14.33%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$5,313	$6,560	$6,864	$5,755	$4,413
Ratio of net expenses to average net assets	1.16%	1.13%	1.09%	1.07%	1.05%
Ratio of net investment income to average net assets	1.38%	1.33%	1.15%	1.24%	1.39%
Ratio of gross expenses to average net assets	1.16%	1.13%	1.09%	1.07%	1.05%
Portfolio turnover rate	76%	9%	7%	5%	8%

See notes to financial statements.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” As of October 31, 2016, the Trust is authorized to issue an unlimited number of shares, at no par value, in two separate series: the Ultra Short Mortgage Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). The Ultra Short Mortgage Fund offers a single class of shares. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which may approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Trust’s Pricing Committee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Trust’s Pricing Committee to fair value the security or securities.

Within the fair value pricing methodology implemented by the Pricing Committee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2016 factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value (“NAV”) volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2016:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Ultra Short Mortgage Fund
Assets:
U.S. Government Agency Mortgages*	$—	$118,098,485	$—	$118,098,485
Investment Companies	1,546,673	—	—	1,546,673
Total Investments	1,546,673	118,098,485	—	119,645,158
Large Cap Equity Fund
Common Stocks	38,259,716	—	—	38,259,716
Investment Companies	3,733,605	—	—	3,733,605
Total Investments	41,993,321	—	—	41,993,321

* Classifications as defined in the Schedule of Investments

As of October 31, 2016, there were no Level 3 securities held by the Funds. The Trust’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1, 2 or 3 as of October 31, 2016, based on levels assigned to securities as of October 31, 2015.

REPURCHASE AGREEMENTS

The Ultra Short Mortgage Fund may invest in obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks that may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The Fund, through the custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession of all securities held as collateral for repurchase agreements. The fair value of collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by Fund may be delayed or limited. There were no repurchase agreements held by the Ultra Short Mortgage Fund as of October 31, 2016.

SECURITIES PURCHASED OR SOLD ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Each Fund may purchase or sell securities on a when-issued basis or delayed-delivery basis. With when-issued transactions, securities are bought or sold during the periods between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased or sold on a delayed-delivery basis, the price of the securities is fixed at the time of the commitment to purchase or sell is made, but settlement may take place at a future date. By the time of delivery, securities purchased or sold on a when-issued or delayed-delivery basis may be valued at less than the purchase or sell price. At the time when-issued or delayed-delivery securities are purchased or sold, the Fund must set aside funds or securities in a segregated account to pay for the purchase or as collateral for the sale. There were no securities purchased or sold on a when-issued or delayed-delivery basis held by the Funds as of October 31, 2016.

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2016

MORTGAGE-BACKED TO-BE-ANNOUNCED TRANSACTIONS

A Mortgage-Backed To-Be-Announced (“TBA”) trade represents a forward contract for the purchase or sale of single-family mortgage-related securities to be delivered on a specified future date. In a typical TBA trade, the specific pool of mortgages that will be delivered to fulfill the forward contract are unknown at the time of the trade. The parties to a TBA trade agree upon the issuer, coupon, price, product type, amount of securities and settlement date for delivery. Settlement for TBA trades is standardized to occur on one specific day each month. The mortgage-related securities that ultimately will be delivered, and the loans backing those mortgage-related securities, frequently have not been created or originated at the time of the TBA trade, even though a price for the securities is agreed to at that time.

The Ultra Short Mortgage Fund may engage in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. The Fund may engage in forward sales of TBA trades only when the Fund has identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation(specifying the pool or CUSIP number). These pools must be deliverable into the sold TBA position. At October 31, 2016, there were no mortgage-backed TBA forward sales in the Ultra Short Mortgage Fund.

DIVIDENDS TO SHAREHOLDERS

Ultra Short Mortgage Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

For all Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends including the most recent fiscal year end which has yet to be filed). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets or other reasonable basis.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized on a scientific basis and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

FEES AND TRANSACTIONS WITH AFFILIATES

Austin Atlantic Asset Management Company “AAAMCO” (formerly Shay Assets Management, Inc. “SAMI”) serves the Trust as investment adviser (the “Adviser”). The Adviser is a wholly-owned subsidiary of Austin Atlantic Inc. “AAI” (formerly Shay Investment Services, Inc. “SISI”). AAI is controlled by Rodger D. Shay and Rodger D. Shay, Jr., President

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2016 of Austin Atlantic Capital Inc. “AACI” (formerly Shay Financial Services, Inc. “SFSI”), also a wholly-owned subsidiary of AAI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.29% of average daily net assets for the year ended October 31, 2016.

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million.

AACI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of AAI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for the Ultra Short Mortgage Fund is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2016.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Large Cap Equity Fund Class AMF Shares paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2016. The Large Cap Equity Fund Class H Shares do not have a distribution fee.

There were no brokerage commissions paid to the Distributor during the year ended October 31, 2016.

BUSINESS MANAGER AND ADMINISTRATOR

Effective August 1, 2016, the Trust entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”) to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside (and previously Beacon Hill), as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Foreside pays all operating expenses of the Trust not specifically assumed by the Trust, unless the Trust and the Fund’s Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Foreside) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Foreside is expressly acting as an agent on behalf of the Trust. For services under the Agreement and expenses assumed by Foreside (and previously Beacon Hill), the Funds pay Foreside (and previously Beacon Hill) an annual fee of 0.35% of average daily net assets of the Funds; subject to an aggregate minimum annual fee of $905,000 for the Funds. Prior to July 1, 2016, the annual minimum fee was $1,051,000. Foreside’s fees under the Agreement are reviewed and reset at least annually.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

C. Transactions in shares of the Funds for the year ended October 31, 2016, and year ended October 31, 2015, were as follows:

	Ultra Short Mortgage Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Share transactions:
Sale of shares	2,694,379	2,695,817
Shares issued to stockholders in reinvestment of dividends	69,459	65,607
Shares redeemed	(9,924,428)	(5,674,953)
Net (decrease)	(7,160,590)	(2,913,529)
Shares Outstanding
Beginning of year	23,911,559	26,825,088
End of year	16,750,969	23,911,559

	Large Cap Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Share transactions Class AMF:
Sale of shares	58,579	52,879
Shares issued to stockholders in reinvestment of dividends	253,863	263,948
Shares redeemed	(507,756)	(453,959)
In-kind shares redeemed	—	(942,786)
Net (decrease)	(195,314)	(1,079,918)
Shares Outstanding
Beginning of year	3,740,090	4,820,008
End of year	3,544,776	3,740,090
Share transactions Class H:
Sale of shares	61,581	72,510
Shares issued to stockholders in reinvestment of dividends	667	678
Shares redeemed	(177,472)	(48,166)
Net increase (decrease)	(115,224)	25,022
Shares Outstanding
Beginning of year	629,154	604,132
End of year	513,930	629,154

D. For the year ended October 31, 2016, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	Ultra Short Mortgage Fund	Large Cap Equity Fund
Purchases	$—	$30,516,139
Sales	—	38,132,730

For the year ended October 31, 2016, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	Ultra Short Mortgage Fund	Large Cap Equity Fund
Purchases	$33,836,740	$—
Sales	80,572,393	—

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

E. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended October 31, 2016 and 2015 for the Ultra Short Mortgage Fund, were as follows:

2016	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
Ultra Short Mortgage Fund	$ 2,299,318	$ 2,299,318	$ 2,299,318

2015	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
Ultra Short Mortgage Fund	$ 2,360,683	$ 2,360,683	$ 2,360,683

*	Total distributions paid differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the years ended October 31, 2016 and 2015, for the Large Cap Equity Fund were as follows:

2016	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Large Cap Equity Fund	$ 518,194	$ 2,711,491	$ 3,229,685	$ —	$ 3,229,685

2015	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Large Cap Equity Fund	$ 609,755	$ 3,269,119	$ 3,878,874	$ —	$ 3,878,874

At October 31, 2016, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ultra Short Mortgage Fund	$118,773,027	$1,462,745	$(590,614)	$872,131
Large Cap Equity Fund	31,818,282	10,585,951	(410,912)	10,175,039

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
Ultra Short Mortgage Fund	$174,610	$—	$174,610	$(138,130)	$(302,626,877)	$872,131	$(301,718,266)
Large Cap Equity Fund	801,706	9,057,753	9,859,459	—	—	10,175,039	20,034,498

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carryforwards will be determined at end of the current tax year.

At October 31, 2016, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount	Expires
Ultra Short Mortgage Fund	$9,348,253	2017
Ultra Short Mortgage Fund	290,225,068	2018
Ultra Short Mortgage Fund	2,013,187	2019

*	A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

ASSET MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS (concluded)

October 31, 2016

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended October 31, 2012, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended October 31, 2012, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the tax year ended October 31, 2016, Ultra Short Mortgage Fund had net capital loss carry-forward amounts that expired of $7,491,105.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Fund	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Ultra Short Mortgage Fund	$505,848	$534,521

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns and change in tax characterization. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At October 31, 2016, the following reclassifications were recorded:

Fund	Accumulated Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gains (Losses)	Paid in Capital
Ultra Short Mortgage Fund	$1,186,674	$6,304,431	$(7,491,105)
Large Cap Equity Fund	12,300	(557,844)	545,544

F. SUBSEQUENT EVENTS

The Funds have evaluated events from October 31, 2016 through the date that these financial statements were issued. There are no subsequent events to report that would have a material impact on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Asset Management Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Management Fund comprising Ultra Short Mortgage Fund and Large Cap Equity Fund (the “Funds”) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the years ended on or prior to October 31, 2013, were audited by other auditors whose report dated December 23, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Asset Management Fund, as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 20, 2016

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION October 31, 2016 (Unaudited)

Other Federal Income Tax Information

For the year ended October 31, 2016, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016, Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended October 31, 2016, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the year ended October 31, 2016, the following Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION (continued) October 31, 2016 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees

David F. Holland Age: 74	Chairman of the Board since 2015. Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office.	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth 2005-2007; Director, TD Banknorth – Massachusetts 2005-2007.	2	Preferred Community Bank Since 2013

Carla Carstens Age: 65	Nominating and Governance Committee Chair. Trustee since 2015. Indefinite Term of Office.	Prior to 2009, Principal of Tatum LLC. (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company. Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005-2010.	2	Board member and Chairman of Strategic Planning and Diversity Initiatives of Financial Executives International Chicago, 2009- present; Board of Directors and Audit Committee Chairperson of Chicago Yacht Club Foundation, 2015 to present.

David Gruber Age: 53	Audit Committee Chair. Trustee since 2015. Indefinite Term of Office.	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015. Board member of Fifth Third Funds, 2003-2012, Board member and Treasurer of CASA of Delaware County, 2009-2010.	2	Board member of Cross Shore Discovery Fund, 2014 to present. Board member of Monteagle Funds, 2015 to present.

1	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION (continued) October 31, 2016 (Unaudited)

Trustees and Officers of Asset Management Fund (continued)
Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office[2]	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolio in Fund Complex Overseen
Interested Trustees and Officers

Dana Gentile[3] Age: 54	Trustee since 2014; Indefinite Term of Office. President since 2014.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2013 to present. Senior Vice President, Product Management, Citi Fund Services Ohio, Inc., 2012 to 2013; Senior Vice President, Compliance Services, Citi Fund Services Ohio, Inc., 2007 to 2012.	2

Trent Statczar Age: 45	Treasurer since 2009.	Fund Principal Financial Officer, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.	N/A

Jennifer Gorham Age: 35	Secretary since 2016.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

Eimile Moore Age: 47	Chief Compliance Officer since 2016. AML Officer since 2016.	Fund Chief Compliance Officer, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Vice President JP Morgan Distribution Services, Inc. 2006 to 2011.	N/A

C. David Bunstine Age: 49	Assistant Secretary since 2016.	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.	N/A

1	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, OH 43230.

2	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.

3	The Trustee is an “interested person” of the Trust under the 1940 Act because she is the President of the Trust. She also holds certain positions with the Trust’s business manager and administrator, Foreside Management Services, LLC, (formerly Beacon Hill Fund Services, Inc.).

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
October 31, 2016 (Unaudited)

A. SECURITY ALLOCATION

ULTRA SHORT MORTGAGE FUND

Security Allocation	Percentage of Net Assets
Assets:
Adjustable Rate Mortgage-Related Securities	83.6%
Fixed Rate Mortgage-Related Securities	14.9%
Investment Companies	1.3%
Total	99.8%

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets
Common Stocks	91.1%
Investment Companies	8.9%
Total	100.0%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expense Paid During Period* 5/1/16 – 10/31/16	Expense Ratio During Period** 5/1/16 – 10/31/16
Ultra Short Mortgage Fund		$1,000.00	$1,002.80	$4.83	0.96%
Large Cap Equity Fund	Class AMF	1,000.00	1,034.30	6.75	1.32%
	Class H	1,000.00	1,036.20	5.99	1.16%

*	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (366)

**	Annualized.

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (concluded)
October 31, 2016 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expense Paid During Period* 5/1/16 – 10/31/16	Expense Ratio During Period** 5/1/16 – 10/31/16
Ultra Short Mortgage Fund		$1,000.00	$1,020.31	$4.88	0.96%
Large Cap Equity Fund	Class AMF	1,000.00	1,018.50	6.70	1.32%
	Class H	1,000.00	1,019.25	5.94	1.16%

*	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (366)

**	Annualized.

C. OTHER INFORMATION:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Wash-ington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

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DISTRIBUTOR

Austin Atlantic Capital Inc.

1 Alhambra Plaza, Suite 100

Coral Gables, FL 33134

INVESTMENT ADVISER

Austin Atlantic Asset Management Company

1 Alhambra Plaza, Suite 100

Coral Gables, FL 33134

GOVERNANCE AND REGULATORY SERVICES

Foreside Management Services, LLC

690 Taylor Road, Suite 210
Gahanna, OH 43230

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND AGENT

Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

LEGAL COUNSEL

Vedder Price P.C.

222 North LaSalle Street

Chicago, IL 60601

CUSTODIAN

Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

AMF-ANN-1016

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)       Audit Fees. Audit fees totaled $28,000 and $43,000 in fiscal years 2016 and 2016 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b)       Audit-Related Fees. There were no audit related fees billed in fiscal years 2016 and 2015.

(c)       Tax Fees. Fees for tax compliance and review services totaled $11,500 and $8,500 in fiscal years 2016 and 2015, respectively.

(d)       All Other Fees. There were no other fees in fiscal years 2016 and 2015.

(e)(1)   Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2016 0% 2015 0%

(f)	Not applicable

(g)	2016 $11,500 2015 $8,500

(h)       The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5.  Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

(a)       The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dana Gentile
Dana Gentile
President

Date: January 4, 2017

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: January 4, 2017